UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23923

LORD ABBETT FLEXIBLE INCOME FUND

(Exact name of Registrant as specified in charter)

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Address of principal executive offices) (Zip code)

Randolph A.Stuzin, Esq.

Vice President and Assistant Secretary

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Report to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Flexible Income Fund

For the period ended June 30, 2025

Table of Contents

1	A Letter to Shareholders

3	Information About Your Fund’s Holdings Presented by Asset Allocation

4	Schedule of Investments

19	Statement of Assets and Liabilities

20	Statement of Operations

21	Statement of Changes in Net Assets

22	Statement of Cash Flows

24	Financial Highlights

27	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Statement Regarding Basis for Approval of Investment Advisory Contract

51	Supplemental Information to Shareholders

Lord Abbett Flexible Income Fund

Annual Report

For the period ended June 30, 2025

From left to right: John Shaffer, Independent Trustee and Chair of the Lord Abbett Alternatives Funds Board of Trustees and Steven F. Rocco, Interested Trustee, President and Chief Executive Officer of the Lord Abbett Alternatives Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Flexible Income Fund for the period ended June 30, 2025. On this page and the following pages, we discuss the major factors that influenced fiscal period performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates and Fund literature. Thank you for investing in the Lord Abbett Family of Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Steven F. Rocco
Trustee, President and Chief Executive Officer

The Fund commenced operations on February 19, 2025. For the period of February 19, 2025 through June 30, 2025, the Fund returned 2.39%, reflecting performance at the net asset value of Class I shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3Yr BBB US Corporate Index*, which returned 2.49% over the same period.

The Fund’s investment objective is to provide total return. The Fund seeks to achieve its investment objective by investing across both short duration fixed income securities and the private credit asset class, the latter of which shall include private corporate direct lending and asset-backed private credit.

Over the period, the portfolio’s allocation to direct lending and asset-backed finance (ABF) contributed to returns. The portfolio’s allocation to direct lending and ABF was increased over the period as the portfolio became fully invested in accordance with its investment strategy. The portfolio’s allocation to investment grade corporate bonds, high yield corporate bonds, and securitized credit also contributed to returns. There were no detractors to performance over the period.

The overarching theme of financial markets during the reporting period was elevated uncertainty. Markets have mostly recovered since intense volatility was triggered by the announcement by President Trump’s administration of various country-specific tariffs on April 2, 2025. However, certain indicators show that elevated uncertainty persists. Mixed signals on the health of the U.S. economy include the sharp declines in consumer sentiment and confidence measures (soft data), which contrasts with relatively healthy job growth and consumer spending (hard data). Despite the significant policy changes and heightened uncertainty, a strong economic foundation characterized by full employment and decreasing inflation may help to provide stability and continuity going forward.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The ICE BofA 1-3Yr BBB US Corporate Index is a subset of the broader ICE BofA US Corporate Index and tracks the performance of US dollar-denominated investment-grade corporate debt with a remaining maturity of 1 to 3 years that is publicly issued in the US market and rated BBB.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

Portfolio Holdings Presented by Asset Allocation

June 30, 2025

Holdings by Asset Allocation	%*
Asset-Backed Securities	38.30%
Corporate Bonds	25.14%
Corporate Notes	3.90%
Floating Rate Loans	28.11%
Government Sponsored Enterprises Collateralized Mortgage Obligations	0.07%
Non-Agency Commercial Mortgage-Backed Securities	3.12%
Commercial Paper	0.78%
Money Market Mutual Funds	0.58%
Total	100.00%

*	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

June 30, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
LONG-TERM INVESTMENTS 116.52%

ASSET-BACKED SECURITIES 45.24%

Automobiles 0.90%
Huntington Bank Auto Credit-Linked Notes Series 2024-1 Class D†	9.552% (30 day USD SOFR Average + 5.25%	)#	5/20/2032	$586,981	$601,279
Huntington Bank Auto Credit-Linked Notes Series 2024-2 Class D†	8.302% (30 day USD SOFR Average + 4.00%	)#	10/20/2032	361,650	365,841
Total					967,120

Collateralized Loan Obligation-Debt 12.13%
Antares CLO Ltd. Series 2017-2A Class CRR (Cayman Islands)†(b)	6.67% (3 mo. USD Term SOFR + 2.40%	)#	4/20/2037	1,500,000	1,502,416
Antares CLO Ltd. Series 2017-2A Class DRR (Cayman Islands)†(b)	8.17% (3 mo. USD Term SOFR + 3.90%	)#	4/20/2037	1,500,000	1,505,686
Audax Senior Debt CLO 8 LLC Series 2023-8A Class A1LN†	6.67% (3 mo. USD Term SOFR + 2.40%	)#	10/20/2035	3,000,000	3,009,168
Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA Class A2R†	7.033% (3 mo. USD Term SOFR + 2.75%	)#	1/20/2036	1,000,000	1,006,898
Golub Capital Partners CLO Series 2023-65A Class CR†	9.674% (3 mo. USD Term SOFR + 2.40%	)#	4/20/2037	1,500,000	1,509,721
Golub Capital Partners CLO Series 2023-65A Class DR†	12.174% (3 mo. USD Term SOFR + 3.90%	)#	4/20/2037	1,500,000	1,506,201
Golub Capital Partners CLO Series 2023-69A Class A†	6.648% (3 mo. USD Term SOFR + 2.35%	)#	11/9/2036	3,000,000	3,011,409
Total					13,051,499

Collateralized Loan Obligation-Warehouse 4.65%
Fortress Credit Opportunities XXVII CLO B LLC	8.26%	#	12/30/2033	1,983,333	1,983,333	(c)
Fortress Credit Opportunities XXVII CLO B LLC Delayed Draw(d)	–	(e)	12/30/2033	3,016,667	3,016,667	(c)
Total					5,000,000

Credit Card 0.93%
Perimeter Master Note Business Trust Series 2025-1A Class A†	5.58%		12/16/2030	1,000,000	1,000,620

4	See Notes to Financial Statements.

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Other 26.63%
37 Capital CLO 3 Ltd. Series 2023-1A Class A1R†	5.815% (3 mo. USD Term SOFR + 1.50%	)#	7/15/2038	$1,500,000	$1,506,901
ABPCI Direct Lending Fund CLO XVII LLC Series 2024-17A Class A1†	6.126% (3 mo. USD Term SOFR + 1.85%	)#	8/1/2036	1,667,000	1,670,387
AGL CLO 42 Ltd. Series 2025-42A Class A2†	5.869% (3 mo. USD Term SOFR + 1.60%	)#	7/22/2038	250,000	249,884
Anchorage Capital CLO 19 Ltd. Series 2021-19A Class C†	6.918% (3 mo. USD Term SOFR + 2.66%	)#	10/15/2034	500,000	500,860
Anchorage Capital CLO 7 Ltd. Series 2015-7A Class BR3†	6.333% (3 mo. USD Term SOFR + 2.05%	)#	4/28/2037	674,000	676,887
Arbor Realty Collateralized Loan Obligation Ltd. Series 2025-BTR1 Class A†	6.225% (1 mo. USD Term SOFR + 1.93%	)#	1/20/2041	500,000	500,907
ARES LII CLO Ltd. Series 2019-52A Class DRR†	6.772% (3 mo. USD Term SOFR + 2.50%	)#	4/22/2031	500,000	500,271
ARES LX CLO Ltd. Series 2021-60A Class B†	6.181% (3 mo. USD Term SOFR + 1.91%	)#	7/18/2034	750,000	752,481
Bain Capital Credit CLO Ltd. Series 2019-3A Class DRR†	7.093% (3 mo. USD Term SOFR + 2.80%	)#	10/21/2034	250,000	250,252
Blue Mountain CLO Ltd. Series 2018-3A Class BR†	6.132% (3 mo. USD Term SOFR + 1.85%	)#	10/25/2030	500,000	501,616
Bryant Park Funding Ltd. Series 2023-20A Class BR†	6.225% (3 mo. USD Term SOFR + 1.90%	)#	4/15/2038	350,000	351,082
Cajun Global LLC Series 2021-1 Class A2†	3.931%		11/20/2051	483,125	473,261
Carlyle U.S. CLO Ltd. Series 2024-1A Class E†	11.176% (3 mo. USD Term SOFR + 6.92%	)#	4/15/2037	300,000	305,195
Cherry Securitization Trust Series 2025-1A Class A†	6.13%		11/15/2032	1,000,000	1,010,956
Crown City CLO IV Series 2022-4A Class B1R†	7.07% (3 mo. USD Term SOFR + 2.80%	)#	4/20/2037	500,000	504,972
CTM CLO Ltd. Series 2025-1A Class C†(f)	–	(e)	7/15/2038	400,000	401,000
DailyPay Securitization Trust Series 2025-1A Class A†	5.63%		6/25/2028	1,000,000	1,007,774
Galaxy XXI CLO Ltd. Series 2015-21A Class AR†	5.551% (3 mo. USD Term SOFR + 1.28%	)#	4/20/2031	82,623	82,662

See Notes to Financial Statements.	5

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Other (continued)
Greystone CRE Notes LLC Series 2025-FL4 Class AS†	6.45% (1 mo. USD Term SOFR + 2.14%	)#	1/15/2043	$500,000	$503,283
HalseyPoint CLO 3 Ltd. Series 2020-3A Class D1R†	8.58% (3 mo. USD Term SOFR + 4.30%	)#	7/30/2037	250,000	252,579
Harvest U.S. CLO Ltd. Series 2024-1A Class E†	11.69% (3 mo. USD Term SOFR + 7.42%	)#	4/18/2037	250,000	251,167
Island Finance Trust Series 2025-1A Class A†	6.54%		3/19/2035	1,150,000	1,173,752
KKR CLO 61 Ltd. Series 2025-61A Class D1†	8.145% (3 mo. USD Term SOFR + 3.85%	)#	7/15/2037	250,000	250,492
Madison Park Funding LIX Ltd. Series 2021-59A Class A2R†	5.97% (3 mo. USD Term SOFR + 1.70%	)#	4/18/2037	500,000	501,398
Navesink CLO 1 Ltd. Series 2023-1A Class A1R†	5.962% (3 mo. USD Term SOFR + 1.68%	)#	7/25/2033	1,000,000	1,002,373
NBC Funding LLC Series 2021-1 Class A2†	2.989%		7/30/2051	982,500	952,277
OneMain Financial Issuance Trust Series 2022-S1 Class D†	5.20%		5/14/2035	545,000	539,060
Pagaya Point of Sale Holdings Grantor Trust Series 2025-1 Class A†	5.715%		1/20/2034	500,000	503,286
PFP Ltd. Series 2025-12 Class B†	6.364% (1 mo. USD Term SOFR + 2.04%	)#	12/18/2042	500,000	499,531
Post Road Equipment Finance LLC Series 2025-1A Class D†	5.43%		5/15/2031	300,000	301,171
Project Panama SPV LLC Series 2024-1†	3.50%	#	12/23/2027	5,000,000	5,000,000	(c)
Rad CLO 22 Ltd. Series 2023-22A Class A1†	6.10% (3 mo. USD Term SOFR + 1.83%	)#	1/20/2037	570,000	572,002
Regatta XVI Funding Ltd. Series 2019-2A Class CR†	6.156% (3 mo. USD Term SOFR + 1.90%	)#	1/15/2033	300,000	300,286
Sandstone Peak III Ltd. Series 2024-1A Class E†	11.362% (3 mo. USD Term SOFR + 7.08%	)#	4/25/2037	250,000	254,711
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	513,713	504,584
Sierra Timeshare Receivables Funding LLC Series 2024-2A Class D†	7.48%		6/20/2041	798,616	800,244
Silver Point CLO 9 Ltd. Series 2025-9A Class E†	11.188% (3 mo. USD Term SOFR + 6.90%	)#	3/31/2038	250,000	254,226
TierPoint Issuer LLC Series 2025-1A Class A2†	6.15%		4/26/2055	1,000,000	1,014,533
Trinitas CLO XXVI Ltd. Series 2023-26A Class C1R†	6.694% (3 mo. USD Term SOFR + 2.40%	)#	7/20/2038	250,000	252,122

6	See Notes to Financial Statements.

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Other (continued)
Trinitas CLO XXVII Ltd. Series 2024-27A Class D1†	8.57% (3 mo. USD Term SOFR + 4.30%	)#	4/18/2037	$370,000	$374,273
Vibrant CLO XI Ltd. Series 2019-11A Class A1R2†	5.881% (3 mo. USD Term SOFR + 1.61%	)#	7/20/2032	1,100,000	1,100,516
Vibrant CLO XVI Ltd. Series 2023-16A Class C1R†	7.926% (3 mo. USD Term SOFR + 3.60%	)#	7/15/2036	250,000	250,798
Total					28,656,012
Total Asset-Backed Securities (cost $48,550,637)					48,675,251

CORPORATE BONDS 29.70%

Airlines 1.67%
Air Canada Pass-Through Trust Series 2015-1 Class A (Canada)†(b)	3.60%		9/15/2028	247,557	241,905
American Airlines, Inc.†	7.25%		2/15/2028	290,000	296,358
AS Mileage Plan IP Ltd. (Cayman Islands)†(b)	5.021%		10/20/2029	520,000	514,879
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%		6/20/2027	440,000	440,852
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(b)	9.50%		6/1/2028	290,000	298,286
Total					1,792,280

Auto Manufacturers 1.92%
Aston Martin Capital Holdings Ltd. (United Kingdom)†(b)	10.00%		3/31/2029	385,000	364,979
Ford Motor Credit Co. LLC	2.70%		8/10/2026	1,100,000	1,071,262
Ford Motor Credit Co. LLC	7.35%		11/4/2027	250,000	259,714
Wabash National Corp.†	4.50%		10/15/2028	410,000	371,415
Total					2,067,370

Auto Parts & Equipment 0.75%
Tenneco, Inc.†	8.00%		11/17/2028	350,000	346,488
ZF North America Capital, Inc.†	6.875%		4/14/2028	455,000	456,797
Total					803,285

Building Materials 0.87%
AmeriTex HoldCo Intermediate LLC†	10.25%		10/15/2028	285,000	302,682
CP Atlas Buyer, Inc.†	7.00%		12/1/2028	285,000	264,023
JELD-WEN, Inc.†	4.875%		12/15/2027	400,000	371,936
Total					938,641

See Notes to Financial Statements.	7

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate	Maturity Date	Principal Amount‡		Fair Value(a)
Chemicals 0.53%
Herens Holdco SARL (Luxembourg)†(b)	4.75%	5/15/2028		$340,000	$305,415
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029		265,000	259,313
Total					564,728

Coal 0.33%
SunCoke Energy, Inc.†	4.875%	6/30/2029		385,000	358,642

Commercial Services 1.98%
Alta Equipment Group, Inc.†	9.00%	6/1/2029		400,000	373,328
BCP V Modular Services Finance II PLC	6.125%	11/30/2028	GBP	280,000	372,861
Champions Financing, Inc.†	8.75%	2/15/2029		$375,000	362,464
EquipmentShare.com, Inc.†	9.00%	5/15/2028		345,000	364,900
Hertz Corp.†	12.625%	7/15/2029		340,000	355,950
Sotheby’s†	7.375%	10/15/2027		300,000	298,046
Total					2,127,549

Computers 0.22%
Virtusa Corp.†	7.125%	12/15/2028		245,000	233,712

Diversified Financial Services 1.11%
Freedom Mortgage Holdings LLC†	9.25%	2/1/2029		345,000	358,602
LFS Topco LLC†	5.875%	10/15/2026		310,000	310,173
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%	3/1/2029		550,000	523,055
Total					1,191,830

Electric 0.91%
Alexander Funding Trust II†	7.467%	7/31/2028		465,000	497,451
Palomino Funding Trust I†	7.233%	5/17/2028		460,000	486,177
Total					983,628

Entertainment 0.82%
888 Acquisitions Ltd.	7.558%	7/15/2027	EUR	305,000	362,453
Empire Resorts, Inc.†	7.75%	11/1/2026		$225,000	221,567
Warnermedia Holdings, Inc.	3.755%	3/15/2027		316,000	294,895
Total					878,915

Equity Real Estate 0.34%
Kennedy-Wilson, Inc.	4.75%	3/1/2029		390,000	365,849

Food 0.30%
Market Bidco Finco PLC	5.50%	11/4/2027	GBP	235,000	317,336

8	See Notes to Financial Statements.

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate	Maturity Date	Principal Amount‡		Fair Value(a)
Health Care-Services 0.34%
U.S. Acute Care Solutions LLC†	9.75%	5/15/2029		$355,000	$366,604

Home Builders 0.49%
LGI Homes, Inc.†	8.75%	12/15/2028		509,000	529,444

Insurance 0.70%
F&G Annuities & Life, Inc.	7.40%	1/13/2028		720,000	754,501

Internet 1.16%
ANGI Group LLC†	3.875%	8/15/2028		390,000	363,872
GrubHub Holdings, Inc.†	5.50%	7/1/2027		375,000	364,331
Rakuten Group, Inc. (Japan)†(b)	9.75%	4/15/2029		475,000	521,632
Total					1,249,835

Investment Companies 0.77%
Blackstone Secured Lending Fund	3.625%	1/15/2026		697,000	692,711
HAT Holdings I LLC/HAT Holdings II LLC†	8.00%	6/15/2027		129,000	134,557
Total					827,268

Iron-Steel 0.34%
Algoma Steel, Inc. (Canada)†(b)	9.125%	4/15/2029		395,000	365,857

Leisure Time 0.12%
Sabre GLBL, Inc.†	8.625%	6/1/2027		123,000	125,999

Lodging 0.21%
Full House Resorts, Inc.†	8.25%	2/15/2028		235,000	228,507

Machinery-Diversified 0.54%
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC (Canada)†(b)	9.00%	2/15/2029		340,000	355,911
Maxim Crane Works Holdings Capital LLC†	11.50%	9/1/2028		210,000	221,924
Total					577,835

Media 1.43%
AMC Networks, Inc.†	10.25%	1/15/2029		341,000	353,787
Scripps Escrow, Inc.†	5.875%	7/15/2027		255,000	227,164
Sinclair Television Group, Inc.†	5.125%	2/15/2027		250,000	240,753
Univision Communications, Inc.†	8.00%	8/15/2028		355,000	360,541
Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/2028	GBP	275,000	360,492
Total					1,542,737

Metal Fabricate-Hardware 0.23%
Park-Ohio Industries, Inc.	6.625%	4/15/2027		$255,000	249,252

See Notes to Financial Statements.	9

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate	Maturity Date	Principal Amount‡	Fair Value(a)
Mining 0.34%
First Quantum Minerals Ltd. (Canada)†(b)	9.375%	3/1/2029	$340,000	$361,283

Miscellaneous Manufacturing 0.29%
LSB Industries, Inc.†	6.25%	10/15/2028	310,000	308,013

Oil & Gas 4.62%
Antero Resources Corp.†	7.625%	2/1/2029	250,000	256,837
APA Corp.†	4.375%	10/15/2028	500,000	481,239
Civitas Resources, Inc.†	8.375%	7/1/2028	496,000	508,480
Comstock Resources, Inc.†	6.75%	3/1/2029	365,000	364,179
Crescent Energy Finance LLC†	9.25%	2/15/2028	380,000	396,353
EQT Corp.†	7.50%	6/1/2027	1,000,000	1,018,431
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	355,000	356,044
Nabors Industries, Inc.†	7.375%	5/15/2027	374,000	369,609
Talos Production, Inc.†	9.00%	2/1/2029	350,000	358,597
Transocean Aquila Ltd.†	8.00%	9/30/2028	358,769	362,562
Viper Energy, Inc.†	5.375%	11/1/2027	500,000	500,872
Total				4,973,203

Packaging & Containers 0.68%
LABL, Inc.†	10.50%	7/15/2027	260,000	248,981
Mauser Packaging Solutions Holding Co.†	9.25%	4/15/2027	260,000	258,368
Trident TPI Holdings, Inc.†	12.75%	12/31/2028	215,000	228,337
Total				735,686

Pharmaceuticals 1.24%
Cheplapharm Arzneimittel GmbH (Germany)†(b)	5.50%	1/15/2028	315,000	304,703
Curaleaf Holdings, Inc.	8.00%	12/15/2026	315,000	283,500
CVS Pass-Through Trust†	5.298%	1/11/2027	463,255	463,697
Trulieve Cannabis Corp.	8.00%	10/6/2026	290,000	284,568
Total				1,336,468

Pipelines 1.42%
Delek Logistics Partners LP/Delek Logistics Finance Corp.†	7.125%	6/1/2028	340,000	341,627
NGPL PipeCo LLC†	4.875%	8/15/2027	750,000	746,411
Venture Global LNG, Inc.†	8.125%	6/1/2028	425,000	439,522
Total				1,527,560

REITS 1.15%
GLP Capital LP/GLP Financing II, Inc.	5.375%	4/15/2026	500,000	500,422
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.25%	2/1/2027	750,000	739,897
Total				1,240,319

10	See Notes to Financial Statements.

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Retail 0.60%
PetSmart, Inc./PetSmart Finance Corp.†	4.75%		2/15/2028		$350,000	$341,605
Stonegate Pub Co. Financing PLC	10.75%		7/31/2029	GBP	210,000	299,152
Total						640,757

Telecommunications 0.36%
CommScope LLC†	7.125%		7/1/2028		$160,000	157,367
Level 3 Financing, Inc.†	4.25%		7/1/2028		250,000	230,493
Total						387,860

Transportation 0.92%
Pacific National Finance Pty. Ltd. (Australia)(b)	4.75%		3/22/2028		500,000	485,668
XPO, Inc.†	6.25%		6/1/2028		500,000	508,403
Total						994,071
Total Corporate Bonds (cost $31,720,500)						31,946,824

CORPORATE NOTES 4.61%

Financial Services 4.61%
QualityTech LP 2025 Term Loan	7.15% (1 mo. USD Term SOFR + 2.75%	)#	10/31/2028		3,800,000	3,769,220	(c)
QualityTech LP 2025 Upsize Revolver(d)	7.45% (1 mo. USD Term SOFR + 3.00%	)#	10/31/2028		1,200,000	1,190,280	(c)
Total Corporate Notes (cost $4,957,155)						4,959,500

FLOATING RATE LOANS(g) 33.20%

Commercial Services & Supplies 0.45%
RR Donnelley & Sons Co. 2024 Term Loan	9.077% (1 mo. USD Term SOFR + 4.75%	)	8/8/2029		495,000	485,100	(c)

Consumer Staples Distribution & Retail 3.11%
Bellis Acquisition Co. PLC 2023 Incremental Term Loan (United Kingdom)	10.482% (SONIA + 5.75%	)	10/22/2029	GBP	2,500,000	3,348,236	(c)

Diversified Consumer Services 2.29%
CI MG Group LLC First Lien Delayed Draw Term Loan(d)	9.796% (3 mo. USD Term SOFR + 5.50%	)	3/27/2027		$743,412	732,261	(c)
CI MG Group LLC First Lien Term Loan	9.796% (3 mo. USD Term SOFR + 5.50%	)	3/27/2030		1,581,081	1,557,365	(c)
CI MG Group LLC First Lien Revolver(d)	9.796% (3 mo. USD Term SOFR + 5.50%	)	3/27/2030		168,919	166,385	(c)
Total						2,456,011

See Notes to Financial Statements.	11

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Financial Services 4.26%
Harp Finco Ltd. First Lien Term Loan (Jersey)	9.717% (SONIA + 5.50%	)	3/27/2032	GBP	1,500,000	$2,017,795	(c)
Tulip Bidco Ltd. PIK Incremental Acquisition Facility (United Kingdom)(d)	9.22% (SONIA + 5.00%	)	12/13/2027	GBP	1,900,000	2,568,914	(c)
Total						4,586,709

Health Care Technology 2.31%
Goldeneye Parent LLC Term Loan	9.296% (3 mo. USD Term SOFR + 5.00%	)	3/31/2032		$2,183,811	2,172,892	(c)
Goldeneye Parent LLC Revolver(d)	–	(e)	3/31/2032		316,189	314,608	(c)
Total						2,487,500

Healthcare Equipment & Supplies 2.30%
DRS Holdings III, Inc. 2025 Term Loan	9.583% (3 mo. USD Term SOFR + 5.25%	)	11/1/2028		2,345,604	2,333,875	(c)
DRS Holdings III, Inc. 2025 Revolver(d)	–	(e)	11/1/2028		142,624	141,911	(c)
Total						2,475,786

Hotels, Restaurants & Leisure 4.60%
Accommodations Plus Technologies Holdings LLC 2025 Term Loan	8.829% (3 mo. USD Term SOFR + 4.50%	)	5/28/2032		2,166,667	2,145,000	(c)
Accommodations Plus Technologies Holdings LLC 2025 Revolver(d)	–	(e)	5/28/2032		333,333	330,000	(c)
OB Global Openbet Holdings 2 LLC Term Loan	10.321% (3 mo. USD Term SOFR + 6.00%	)	9/24/2029		2,493,750	2,468,812	(c)
Total						4,943,812

Life Sciences Tools & Services 2.30%
Cambrex Corp. 2025 Unitranche Term Loan	9.077% (3 mo. USD Term SOFR + 4.75%	)	3/5/2032		1,953,353	1,933,819	(c)
Cambrex Corp. 2025 Delayed Draw Term Loan(d)	–	(e)	3/5/2032		291,545	290,088	(c)
Cambrex Corp. 2025 Revolver(d)	–	(e)	3/5/2032		255,102	252,551	(c)
Total						2,476,458

Media 4.57%
Associations, Inc. 2024 2nd Amendment Term Loan A	11.021% (3 mo. USD Term SOFR + 6.50%	)	7/3/2028		2,187,020	2,192,488	(c)
Associations, Inc. 2024 Special Purpose Delayed Draw Term Loan(d)	11.021% (3 mo. USD Term SOFR + 6.50%	)	7/3/2028		170,460	170,886	(c)

12	See Notes to Financial Statements.

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Media (continued)
Associations, Inc. 2024 2nd Amendment Revolver(d)	11.021% (3 mo. USD Term SOFR + 6.50%	)	7/3/2028		$136,842	$136,842	(c)
Gannett Holdings LLC 2024 Term Loan	9.325%		10/15/2029		2,425,534	2,416,438
Total						4,916,654

Professional Services 4.70%
Pacioli U.K. Midco Ltd. Term Loan B (United Kingdom)	9.456% (SONIA + 5.00%	)	4/14/2032	GBP	1,410,000	1,901,566	(c)
Sigma Irish Acquico Ltd. 2025 EUR Term Loan B (Ireland)	7.189% (3 mo. EURIBOR + 5.25%	)	3/19/2032	EUR	1,242,249	1,434,042	(c)
Sigma Irish Acquico Ltd. 2025 USD Term Loan B (Ireland)(b)	9.546% (3 mo. USD Term SOFR + 5.25%	)	3/19/2032		$1,304,138	1,278,055	(c)
Sigma Irish Acquico Ltd. 2025 Delayed Draw Term Loan (Ireland)(d)	–	(e)	3/19/2032		453,613	444,541	(c)
Total						5,058,204

Transportation Infrastructure 2.31%
Elk Bidco, Inc. Term Loan	8.823% (3 mo. USD Term SOFR + 4.50%	)	6/14/2032		1,791,045	1,782,089	(c)
Elk Bidco, Inc. Delayed Draw Term Loan(d)	–	(e)	6/14/2032		373,134	371,269	(c)
Elk Bidco, Inc. Revolver(d)	–	(e)	6/14/2032		335,821	334,142	(c)
Total						2,487,500
Total Floating Rate Loans (cost $35,173,866)						35,721,970

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.08%
Multifamily Connecticut Avenue Securities Trust Series 2025-01 Class M1† (Cost $89,994)	6.705% (30 day USD SOFR Average + 2.40%	)#	5/25/2055		89,994	90,265

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.69%
1345 Trust Series 2025-AOA Class B†	6.30% (1 mo. USD Term SOFR + 2.00%	)#	6/15/2030		500,000	501,659
ALA Trust Series 2025-OANA Class C†	6.392% (1 mo. USD Term SOFR + 2.09%	)#	6/15/2040		500,000	501,245
BAHA Trust Series 2024-MAR Class B†	7.069%	#(h)	12/10/2041		500,000	523,498
BSTN Commercial Mortgage Trust Series 2025-1C Class B†	5.947%	#(h)	6/15/2044		500,000	512,064
BX Trust Series 2025-TAIL Class C†	6.212% (1 mo. USD Term SOFR + 1.90%	)#	6/15/2035		500,000	501,132

See Notes to Financial Statements.	13

Schedule of Investments (continued)

June 30, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
ONE Mortgage Trust Series 2021-PARK Class A†	5.127% (1 mo. USD Term SOFR + 0.81%	)#	3/15/2036	$500,000	$491,123
SWCH Commercial Mortgage Trust Series 2025-DATA Class B†	6.154% (1 mo. USD Term SOFR + 1.84%	)#	2/15/2042	500,000	496,811
U.S. Bank NA Series 2025-SUP1 Class C†	6.205% (30 day USD SOFR Average + 1.90%	)#	2/25/2032	438,151	436,622
Total Non-Agency Commercial Mortgage-Backed Securities (cost $3,931,876)					3,964,154
Total Long-Term Investments (cost $124,424,028)					125,357,964

SHORT-TERM INVESTMENTS 1.61%

COMMERCIAL PAPER 0.93%

Packaging & Containers 0.93%
Sonoco Products Co. (cost $997,875)	5.196%		7/16/2025	1,000,000	997,875

				Shares

MONEY MARKET MUTUAL FUNDS 0.68%
State Street Institutional U.S. Government Money Market Fund Opportunity Class, 4.25%(i) (cost $738,245)				738,245	738,245
Total Short-Term Investments (cost $1,736,120)					1,736,120
Total Investments in Securities 118.13% (cost $126,160,148)					127,094,084
Less Unfunded Commitments (8.37)% (cost $8,888,956)					(9,009,929)
Net Investments in Securities 109.76% (cost $117,271,192)					118,084,155
Borrowings (11.01%)					(11,850,000)
Other Assets and Liabilities – Net(j) 1.25%					1,349,993
Net Assets 100.00%					$107,584,148

EUR	Euro.
GBP	British Pound.
EURIBOR	Euro Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
SONIA	Sterling Overnight Index Average.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At June 30, 2025, the total value of Rule 144A securities was $72,721,858, which represents 67.60% of net assets.
‡	Principal Amount is denominated in U.S. dollars unless otherwise noted.
#	Variable rate security. The interest rate represents the rate in effect at June 30, 2025.
(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	Foreign security traded in U.S. dollars.
(c)	Level 3 investment as described in Note 2(a) in the Notes to Financial Statements. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser as “valuation designee.”
(d)	Security partially/fully unfunded. See Note 2(c).

14	See Notes to Financial Statements.

Schedule of Investments (continued)

June 30, 2025

(e)	Interest Rate to be determined.
(f)	Security purchased on a when-issued basis (See Note 2(i)).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the SOFR or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at June 30, 2025.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	The rate shown is the current yield as of June 30, 2025.
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swap contracts as follows:

Centrally Cleared Interest Rate Swap Contracts at June 30, 2025:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Payments Upfront(1)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America(2)	3.905%	12-Month USD SOFR Index	9/19/2026	$8,590,000	$–	$(17,152)	$(17,152)
Bank of America(2)	3.756%	12-Month USD SOFR Index	5/19/2027	15,100,000	(26,398)	(38,734)	(65,132)
Bank of America(2)	3.685%	12-Month USD SOFR Index	5/19/2028	3,130,000	(718)	(22,781)	(23,499)
Bank of America(2)	3.396%	12-Month USD SOFR Index	6/30/2029	3,000,000	–	(516)	(516)
Total					$(27,116)	$(79,183)	$(106,299)

SOFR	Secured Overnight Financing Rate.
(1)	Upfront payments paid (received) are presented net of amortization.
(2)	Central clearinghouse: Chicago Mercantile Exchange (CME).

Forward Foreign Currency Exchange Contracts at June 30, 2025:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
GBP	Sell	Goldman Sachs	10/10/2025	274,000	$376,522	$376,341	$181
GBP	Sell	Goldman Sachs	10/10/2025	6,102,000	8,381,744	8,381,146	598
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$779

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	Goldman Sachs	8/22/2025	1,230,000	$1,401,939	$1,453,771	$(51,832)
Euro	Sell	Goldman Sachs	8/22/2025	319,000	376,949	377,035	(86)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(51,918)

See Notes to Financial Statements.	15

Schedule of Investments (continued)

June 30, 2025

The following is a summary of the inputs used as of June 30, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Collateralized Loan
Obligation-Warehouse(3)	$–	$–	$5,000,000	$5,000,000
Other	–	23,656,012	5,000,000	28,656,012
Remaining Industries	–	15,019,239	–	15,019,239
Corporate Bonds	–	31,946,824	–	31,946,824
Corporate Notes(4)	–	–	4,959,500	4,959,500
Floating Rate Loans(5)
Commercial Services & Supplies	–	–	485,100	485,100
Consumer Staples Distribution & Retail	–	–	3,348,236	3,348,236
Diversified Consumer Services	–	–	2,456,011	2,456,011
Financial Services	–	–	4,586,709	4,586,709
Health Care Technology	–	–	2,487,500	2,487,500
Healthcare Equipment & Supplies	–	–	2,475,786	2,475,786
Hotels, Restaurants & Leisure	–	–	4,943,812	4,943,812
Life Sciences Tools & Services	–	–	2,476,458	2,476,458
Media	–	2,416,438	2,500,216	4,916,654
Professional Services	–	–	5,058,204	5,058,204
Transportation Infrastructure	–	–	2,487,500	2,487,500
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	90,265	–	90,265
Non-Agency Commercial Mortgage-Backed Securities	–	3,964,154	–	3,964,154
Short-Term Investments
Commercial Paper	–	997,875	–	997,875
Money Market Mutual Funds	738,245	–	–	738,245
Total	$738,245	$78,090,807	$48,265,032	$127,094,084
Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(106,299)	–	(106,299)
Forward Foreign Currency Exchange Contracts
Assets	–	779	–	779
Liabilities	–	(51,918)	–	(51,918)
Total	$–	$(157,438)	$–	$(157,438)

(1)	Refer to Note 2(a) in the Notes to Financial Statements for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments.
(3)	The level 3 investments include unfunded commitments of $3,016,667.
(4)	The level 3 investments include unfunded commitments of $158,777.
(5)	The level 3 investments include unfunded commitments of $5,834,485.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

16	See Notes to Financial Statements.

Schedule of Investments (continued)

June 30, 2025

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset Backed Securities(a)	Corporate Notes(b)	Floating Rate Loans(c)
Balance as of February 19, 2025(d)	$–	$–	$–
Accrued Discounts/(Premiums)	–	2,155	16,430
Realized Gain/(Loss)	–	–	889
Change in Unrealized Appreciation/(Depreciation)	–	2,345	551,136
Purchases	10,733,333	4,955,000	32,791,521
Sales	(733,333)	–	(54,444)
Transfers into Level 3(e)	–	–	–
Transfers out of Level 3(e)	–	–	–
Balance as of June 30, 2025	$10,000,000	$4,959,500	$33,305,532
Change in unrealized appreciation/(depreciation) for the period ended June 30, 2025, related to Level 3 investments held at June 30, 2025	$–	$2,345	$551,136

(a)	Includes unfunded commitments of $3,016,667.
(b)	Includes unfunded commitments of $158,777.
(c)	Includes unfunded commitments of $5,834,485.
(d)	Commencement of operations.
(e)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period.

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of June 30, 2025. In addition to the techniques and inputs noted in the table below, according to the valuation policy we may also use other valuation techniques and methodologies when determining the fair value measurements. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

The unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments as of June 30, 2025 were as follows:

Quantitative Information about Level 3 Fair Value Measurements

Assets	6-30-2025 Fair Value ($)	Valuation Technique(s)/ Methodologies	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)
Asset-Backed Securities(a)	5,000,000	Market Approach	Transaction Price	N/A	N/A
Asset-Backed Securities	5,000,000	Income Approach	Discount Rate	6.41% – 7.41%	6.91%
Corporate Notes(b)	4,959,500	Income Approach	Discount Rate	6.69% – 7.46%	7.00%
Floating Rate Loans(c)	9,432,980	Market Approach	Transaction Price	N/A	N/A
Floating Rate Loans(d)	23,872,552	Income Approach	Discount Rate	7.72% – 11.19%	9.85%
Total Level 3	48,265,032

(a)	Includes unfunded commitments of $3,016,667.
(b)	Includes unfunded commitments of $158,777.
(c)	Includes unfunded commitments of $3,507,269.
(d)	Includes unfunded commitments of $2,327,216.

See Notes to Financial Statements.	17

Schedule of Investments (concluded)

June 30, 2025

The significant unobservable input used in the market approach is the transaction price to acquire the position. There have been no changes to the valuation based on the underlying assumptions used at the closing of such transaction. The significant unobservable input used in the income approach is the discount rate. The discount rate is used to discount the estimated future cash flows, which include both future principal and interest payments expected to be received from the underlying investment. An increase/decrease in the discount rate would result in a decrease/increase, respectively, in the fair value.

18	See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2025

ASSETS:
Investments in securities, at cost	$117,271,192
Investments in securities, at fair value	$118,084,155
Cash	4,207,000
Deposits with brokers for forwards and swap contracts collateral	461,400
Foreign cash, at value (cost $23,561)	23,926
Receivables:
Interest	1,488,454
Capital shares sold	418,510
From advisor (See Note 4)	15,312
Investment securities sold	7,129
Deferred financing costs	150,048
Unrealized appreciation on forward foreign currency exchange contracts	779
Unrealized appreciation on unfunded commitments	120,973
Prepaid expenses	12,304
Total assets	124,989,990
LIABILITIES:
Payables:
Credit facility	11,850,000
Investment securities purchased	4,502,253
Variation margin for centrally cleared swap contract agreements	14,484
Interest	8,100
Fund administration	3,439
Distribution and Servicing Plan	88
Unrealized depreciation on forward foreign currency exchange contracts	51,918
Distributions payable	710,550
Accrued expenses	265,010
Total liabilities	17,405,842
Commitments and contingent liabilities (See Note 2(c))	–
NET ASSETS	$107,584,148
COMPOSITION OF NET ASSETS:
Paid-in capital	$107,227,060
Total distributable earnings/(loss)	357,088
Net Assets	$107,584,148
Net assets by class:
Class A Shares	$145,662
Class I Shares	$107,428,451
Class U Shares	$10,035
Outstanding shares by class (Unlimited number of authorized shares):
Class A Shares	14,516
Class I Shares	10,705,592
Class U Shares	1,000
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.03
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$10.29
Class I Shares-Net asset value	$10.03
Class U Shares-Net asset value*	$10.03

*	Net asset value may not recalculate due to rounding of fractional shares.

See Notes to Financial Statements.	19

Statement of Operations

For the Period Ended June 30, 2025(1)

Investment income:
Interest and other	$2,368,431
Expenses:
Management fee	365,598
Distribution and Servicing Plan-Class A	296
Distribution and Servicing Plan-Class U	28
Professional	204,999
Reports to shareholders	35,000
Custody	16,666
Registration	15,889
Fund administration	14,624
Shareholder servicing	13,296
Trustees’ fees	6,018
Interest expense and fees (See Note 10)	9,762
Other	46,002
Gross expenses	728,178
Fees waived and expenses reimbursed (See Note 4)	(450,505)
Net expenses	277,673
Net investment income	2,090,758
Net realized and unrealized gain/(loss):
Net realized gain/(loss) on investments	44,691
Net realized gain/(loss) on forward foreign currency exchange contracts	(382,917)
Net realized gain/(loss) on swap contracts	734
Net realized gain/(loss) on foreign currency related transactions	(92,792)
Net change in unrealized appreciation/(depreciation) on investments	812,963
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	(51,139)
Net change in unrealized appreciation/(depreciation) on swap contracts	(79,183)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,125)
Net change in unrealized appreciation/(depreciation) on unfunded commitments	120,973
Net realized and unrealized gain/(loss)	372,205
Net Increase in Net Assets Resulting From Operations	$2,462,963
(1)	For the period February 19, 2025, commencement of operations, to June 30, 2025.

20	See Notes to Financial Statements.

Statement of Changes in Net Assets

INCREASE IN NET ASSETS	For the Period Ended June 30, 2025(1)
Operations:
Net investment income	$2,090,758
Net realized gain/(loss)	(430,284)
Net change in unrealized appreciation/(depreciation)	802,489
Net increase in net assets resulting from operations	2,462,963
Distributions to Shareholders:
Class A	(2,043)
Class I	(2,103,653)
Class U	(179)
Total distribution to shareholders	(2,105,875)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	106,894,471
Reinvestment of distributions	332,589
Net increase in net assets resulting from capital share transactions	107,227,060
Net increase in net assets	107,584,148
NET ASSETS:
Beginning of period	$–
End of period	$107,584,148
(1)	For the period February 19, 2025, commencement of operations, to June 30, 2025.

See Notes to Financial Statements.	21

Statement of Cash Flows

For the Period Ended June 30, 2025(1)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$2,462,963
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(120,783,635)
Investments sold and principal repayments	9,709,652
Net increase in short-term investments	(1,736,120)
Net amortization/(accretion) of premium (discount)	(44,409)
Increase in receivable from advisor	(15,312)
Amortization of deferred financing costs	1,662
Increase in interest receivable	(1,487,782)
Increase in unrealized appreciation on unfunded commitments	120,973
Increase in prepaid expenses	(12,304)
Increase in variation margin payable for centrally cleared swap contract agreements	14,484
Increase in distribution and servicing plan payable	88
Increase in interest payable	8,100
Increase in fund administration payable	3,439
Increase in accrued expenses and other liabilities	265,010
Net realized (gain)/loss on:
Net realized (gain)/loss on investments	(44,691)
Net change in unrealized (appreciation)/depreciation on:
Net change in unrealized (appreciation)/depreciation on investments	(812,963)
Net change in unrealized (appreciation)/depreciation on forward foreign currency exchange contracts	51,139
Net change in unrealized (appreciation)/depreciation on translation of assets and liabilities denominated in foreign currencies	1,125
Net change in unrealized (appreciation)/depreciation on unfunded commitments	(120,973)
Net Cash Used in Operating Activities	(112,419,554)
(1)	For the period February 19, 2025, commencement of operations, to June 30, 2025.

22	See Notes to Financial Statements.

Statement of Cash Flows (concluded)

For the Period Ended June 30, 2025(1)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by credit facility	$11,850,000
Deferred financing costs	(151,710)
Distributions to shareholders	(1,062,736)
Net proceeds from sales of shares	106,475,961
Net Cash Provided by Financing Activities	117,111,515
Effect of exchange rate changes on cash	365
Net change in cash	4,692,326
Cash at beginning of period	$–
Cash at end of period	$4,692,326
Supplemental disclosure of cash flow information:
Cash paid for interest expense and fees on credit facility	$1,662
Reinvestment of distributions	332,589
Reconciliation of restricted and unrestricted cash to the Statement of Assets and Liabilities, ending balance:
Cash	$4,207,000
Foreign cash, at value	$23,926
Deposits with brokers for forwards and swap contracts collateral	$461,400
Total restricted and unrestricted cash ending balance	$4,692,326
(1)	For the period February 19, 2025, commencement of operations, to June 30, 2025.

See Notes to Financial Statements.	23

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income/ (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net investment income	Net asset value, end of period
Class A
2/19/2025 to 6/30/2025(e)	$10.00	$0.18	$0.03	$0.21	$(0.18)	$10.03
Class I
2/19/2025 to 6/30/2025(e)	10.00	0.21	0.03	0.24	(0.21)	10.03
Class U
2/19/2025 to 6/30/2025(e)	10.00	0.18	0.03	0.21	(0.18)	10.03

(a)	Calculated using average shares outstanding during the period.
(b)	Not annualized.
(c)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for Class I and Class U assumes the reinvestment of all distributions.
(d)	Annualized.
(e)	Commenced on February 19, 2025.

24	See Notes to Financial Statements.

	Ratios to Average Net Assets:				Supplemental Data:

Total return (%)(b)(c)	Total expenses after waivers and/or reimburse- ments (includes interest expense) (%)(d)	Total expenses after waivers and/or reimburse- ments (excludes interest expense) (%)(d)	Total expenses (%)(d)	Net investment income/ (loss) (%)(d)	Net assets, end of period (000)	Portfolio turnover rate (%)(b)

2.12	1.51	1.48	2.74	5.10	$146	13

2.39	0.76	0.73	1.99	5.72	107,428	13

2.11	1.47	1.47	2.68	4.98	10	13

See Notes to Financial Statements.	25

Financial Highlights (concluded)

Information about the Fund’s senior securities is shown in the following table:

June 30, 2025
Lines of Credit Total Amount Outstanding (000’s)	$11.850
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	$10,078

(a)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness of the 1940 Act.

26	See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Flexible Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 15, 2023. The Fund commenced operations on February 19, 2025.

The Fund’s investment objective is to provide total return. The Fund currently offers three classes of Shares: Class A, Class I and Class U. A front-end sales charge of 2.50% is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class I and Class U Shares.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts periodic repurchase offers for a portion of its outstanding Shares.

The Fund’s investment adviser is Lord Abbett FIF Advisor LLC (the “Adviser”) and the Fund’s sub-adviser is Apollo Credit Management, LLC (the “Sub-Adviser” and together with the Adviser, the “Advisers”). The Adviser is a wholly-owned subsidiary of Lord, Abbett & Co. LLC (together with the Adviser, “Lord Abbett”). The Sub-Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries.

Basis of Preparation

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting

The Fund applies the accounting and reporting guidance of FASB Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is Lord Abbett through its Management, Investment and Operating Committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

Notes to Financial Statements (continued)

The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation—Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has delegated the determination of fair value of the Fund’s portfolio investments to the Adviser as its valuation designee. Accordingly, the Adviser is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Adviser, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities that are actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Private investments are not anticipated to have readily available market values. Such investments are valued at fair value determined in good faith using observable and unobservable inputs and generally represent an estimate of a transactable level or “exit price”. These investments are generally valued using one or more valuation methods including the market approach, the income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities. The Fund may use amortized cost as a pricing technique for investments that have recently transacted.

Investments may be valued using a range of fair valuations from an independent pricing service, including an external fair value specialist (“EFVS”). If the range of fair valuations received from an EFVS are determined to be materially different from recent transaction prices, fair value may be determined using both the transaction prices and the EFVS prices as inputs to the fair value

Notes to Financial Statements (continued)

for a reasonable period of time subject to the determination of the Pricing Committee. The Pricing Committee will determine the appropriate valuation methodology as outlined above for each private investment.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Fair Value Measurements—Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of June 30, 2025 and, if applicable, Level 3 rollforwards for the fiscal period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

(b)	Expenses—Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A and Class U Shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

(c)	Floating Rate Loans—Floating rate loans include bank loans, direct lending arrangements and middle market loans. The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate.

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. Unfunded commitments include commitments to bank loans, direct lending, middle market loans, CLO warehouse facilities and revolving promissory notes. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments is presented, if any, on the Statement of Assets and Liabilities and represents the mark to market of the unfunded portion of the Fund’s investments.

As of June 30, 2025 the Fund had the following unfunded commitments:

Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ (Depreciation)
Accommodations Plus Technologies Holdings LLC 2025 Revolver	$333,333	$330,000	$330,043	$(43)
Associations, Inc. 2024 Special Purpose Delayed Draw Term Loan	114,422	114,708	114,003	705
Associations, Inc. 2024 2nd Amendment Revolver	16,749	16,749	16,688	61
Cambrex Corp. 2025 Delayed Draw Term Loan	291,545	290,088	290,154	(66)
Cambrex Corp. 2025 Revolver	255,102	252,551	252,667	(116)

Notes to Financial Statements (continued)

Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ (Depreciation)
CI MG Group LLC First Lien Delayed Draw Term Loan	$675,676	$665,540	$670,504	$(4,964)
CI MG Group LLC First Lien Revolver	87,838	86,520	86,590	(70)
DRS Holdings III, Inc. 2025 Revolver	142,624	141,911	141,963	(52)
Elk Bidco, Inc. Delayed Draw Term Loan	373,134	371,269	372,202	(933)
Elk Bidco, Inc. Revolver	335,821	334,142	334,154	(12)
Fortress Credit Opportunities XXVII CLO B LLC Delayed Draw Term Loan	3,016,667	3,016,667	3,016,667	–
Goldeneye Parent LLC Revolver	316,189	314,608	314,665	(57)
QualityTech LP 2025 Upsize Revolver	160,074	158,777	158,709	68
Sigma Irish Acquico Ltd. 2025 Delayed Draw Term Loan (Ireland)	453,613	444,541	449,263	(4,722)
Tulip Bidco Ltd. PIK Incremental Acquisition Facility	2,509,500	2,471,858	2,340,684	131,174
Total	$9,082,287	$9,009,929	$8,888,956	$120,973

(d)	Foreign Transactions—The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain/(loss), if applicable, is included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain/(loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities. The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(e)	Income Taxes—It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. The Fund will begin to file tax returns for the tax year ended June 30, 2025.

(f)	Investment Income—Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Fund’s Statement of Operations. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving and delayed draw floating rate loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are

Notes to Financial Statements (continued)

deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any unamortized premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period. Investment income is allocated to each class of Shares based upon the relative proportion of net assets at the beginning of the day.

(g)	Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities. The Fund’s repurchase agreements are not subject to master netting arrangements.

(h)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions—The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the fiscal period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3.    DERIVATIVE TRANSACTIONS

Derivatives—During the fiscal period, the Fund used derivative instruments including forward foreign currency exchange contracts and swap contracts, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under

Notes to Financial Statements (continued)

contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Fund.

Forward Foreign Currency Exchange Contracts—The Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and, during the fiscal period, used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

Swaps—The Fund may engage in swap transactions to manage interest rate (e.g., duration, yield curve) risks within its portfolio. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared

Notes to Financial Statements (continued)

swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and are amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is reported as Deposits at broker for centrally cleared swaps on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Net change in unrealized appreciation/(depreciation) on swap contracts on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore, credit risk is limited to the failure of the clearinghouse.

Interest Rate Swaps—During the fiscal period, the Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

Summary of Derivatives Information—As of June 30, 2025, the Fund had the following derivatives at fair value, grouped into appropriate risk categories and respective location on the Statement of Assets and Liabilities:

Asset Derivatives	Statement of Assets and Liabilities Location	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$–	$779
Liability Derivatives
Centrally Cleared Interest Rate Swap Contracts(1)	Payables, variation margin for centrally cleared swap contract agreements	$106,299	$–
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$–	$51,918
(1)	Includes cumulative unrealized appreciation/(depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

The following table presents the effect of derivatives on the Statement of Operations for the fiscal period ended June 30, 2025:

	Interest Rate Contracts	Foreign Currency Contracts
Amount of Realized Gain/(Loss) on Derivatives Recognized on the Statement of Operations
Net realized gain/(loss) on swap contracts	$734	$–
Net realized gain/(loss) on forward foreign currency exchange contracts	$–	$(382,917)
Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized on the Statement of Operations
Net change in unrealized appreciation/(depreciation) on swap contracts	$(79,183)	$–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	$–	$(51,139)
Derivatives volume calculated based on the number of contracts or notional amounts
Swap contracts	$4,126,923	$–
Forward foreign currency exchange contracts	$–	$2,173,628

Disclosures About Offsetting Assets and Liabilities—The FASB requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Fund’s Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$779	$ –	$779
Total	$779	$ –	$779

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in the	Statement of Assets and Liabilities
Counterparty	Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Securities Collateral Received	Net Amount
Goldman Sachs	$779	$(779)	$ –	$ –	$ –
Total	$779	$(779)	$ –	$ –	$ –

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$51,918	$ –	$51,918
Total	$51,918	$ –	$51,918

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in the	Statement of Assets and Liabilities
Counterparty	Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount
Goldman Sachs	$51,918	$(779)	$(40,000)	$ –	$11,139
Total	$51,918	$(779)	$(40,000)	$ –	$11,139

4.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee and Other Expenses Transactions

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser, pursuant to which the Adviser supplies the Fund with investment management services and, pursuant to certain arrangements with Lord Abbett, executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the annual rate of 1.00%.

For the period ended June 30, 2025, the effective management fee, net of any applicable waiver, was at an annualized rate of .00% of the Fund’s average daily net assets.

The Adviser, the Sub-Adviser, and the Fund have entered into a sub-advisory agreement (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser will provide general investment sub-advisory services for the Fund. For providing these services, the Sub-Adviser will receive a fee from the Adviser based on the terms of the Sub-Advisory Agreement.

In addition, Lord, Abbett & Co. LLC provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets for each month. The fund administration fee is accrued daily and payable monthly. Lord, Abbett & Co. LLC voluntarily waived $16,666 of fund administration fees for the fiscal period ended June 30, 2025.

The Adviser, the Sub-Adviser and the Fund have entered into the Expense Limitation and Reimbursement Agreement under which the Adviser and Sub-Adviser have agreed contractually for a one-year period from the date of the Fund’s prospectus to waive, pay or otherwise bear management fees and all other expenses incurred in the business of the Fund (“Specified Expenses”), calculated and reimbursed on a Class-by-Class basis in respect of each of Class A, Class I and Class U with the exception of (i) distribution and shareholder servicing expenses, (ii) dividend and interest expenses (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (iii) taxes and costs to reclaim foreign taxes, (iv) expenses related to litigation and potential litigation; (v) investment expenses (such as fees and expenses of outside legal counsel or third-party consultants, due diligence-related fees, and other costs, expenses and liabilities with respect to consummated and unconsummated investments), (vi) acquired fund fees and expenses, and

Notes to Financial Statements (continued)

(vii) extraordinary expenses (as determined in the discretion of the Adviser and Sub-Adviser), to the extent necessary so that the Fund’s monthly Specified Expenses in respect of each class of the Fund do not exceed 0.75% of the average daily net asset value of such class (the “Expense Cap”).

If the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Cap, the Adviser and Sub-Adviser shall be entitled to reimbursement by the Fund of the expenses borne by the Adviser and/or Sub-Adviser, as applicable, on behalf of the Fund pursuant to the Expense Limitation and Reimbursement Agreement (the “Reimbursement Amount”). A reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser and Sub-Adviser; and (ii) the Reimbursement Amount does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal period) during the applicable quarter to exceed the Expense Cap of such class. The Reimbursement Amount for a class of Shares will not cause Fund expenses in respect of that class to exceed the lesser of (1) the expense limitation in effect at the time of waiver or reimbursement, and (2) the expense limitation in effect at the time of recapture. The Expense Limitation and Reimbursement Agreement will remain in effect for a one-year period from the date of the Fund’s prospectus, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation and Reimbursement Agreement may be renewed annually with the written agreement of the Adviser, the Sub-Adviser, and the Fund.

Based on the terms described above, the Fund may be obligated to make reimbursement payments to the Adviser and Sub-Adviser in accordance with the Expense Limitation and Reimbursement Agreement. As of June 30, 2025, no such reimbursements were required.

The following table presents a cumulative summary of the expense payments and reimbursement payments as of June 30, 2025.

Expenses Reimbursed by the Adviser and Sub-Adviser	Reimbursement made by the Fund to the Adviser and Sub-Adviser	Unreimbursed Expense Payments to the Adviser and Sub-Adviser
$450,505	$0	$450,505

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A and Class U shares of the Fund, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.50%	.50%

*	The Fund may designate a portion of the aggregate fees as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Class I shares do not have a distribution plan.

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned

Notes to Financial Statements (continued)

subsidiary of Lord, Abbett & Co. LLC. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

The Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, during the fiscal period ended June 30, 2025:

Distributor Commissions	Dealers’ Concessions
$7	$625

5.    DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal period ended June 30, 2025 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Flexible Income Fund	$ –	$2,105,875	$ –	$ –	$2,105,875

As of June 30, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Flexible Income Fund	$ –	$233,952	$ –	$(19,950)	$853,613	$(710,527)	$357,088

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Flexible Income Fund	$ –	$(19,950)	$(19,950)

As of June 30, 2025, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium, and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Flexible Income Fund	$117,187,138	$1,013,667	$(158,929)	$854,738

Notes to Financial Statements (continued)

6.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal period ended June 30, 2025 were as follows:

Purchases	Sales
$122,908,890	$8,449,732

There were no purchases or sales of U.S. Government securities during the fiscal period ended June 30, 2025.

7.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Trustees’ fees are allocated among certain Lord Abbett-sponsored closed-end funds primarily based on the relative net assets of each fund.

8.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.	SECURITIES LENDING

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income in the Fund’s Statement of Operations. The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of June 30, 2025, the Fund did not have any securities on loan.

10.	CREDIT FACILITY

In pursuing its investment objective, the Fund may seek to enhance returns through the use of leverage, including through loans obtained from certain financial institutions. On June 23, 2025, the Fund (the “Borrower”) entered into a revolving credit facility with the Toronto-Dominion Bank, New York Branch (the “Lender”) for an initial commitment amount of $20,000,000 (the “Credit

Notes to Financial Statements (continued)

Facility”). The Credit Facility provides for secured borrowings for an initial 364-day term and is reviewed periodically by the Board. Borrowings accrue interest based on, for each day, the greater of such day’s (a) Prime Rate, (b) the Federal Funds Rate plus ½ of 1% and (c) the Term Secured Overnight Financing Rate plus a spread of 1%. The maturity date of the Credit Facility is June 23, 2026. As security for borrowings under the Credit Facility, the Fund has pledged all of its assets to the Lender, and the Lender holds a first-priority lien on the Fund’s investments.

Structuring fees on the Credit Facility accrue at a rate of 0.10% of the commitment amount. An unused commitment fee accrues, with respect to unused amounts of the commitment amount, up to .30%. The Credit Facility contains certain financial and operating covenants that require the maintenance of ratios and benchmarks throughout the borrowing period. As of June 30, 2025, the Fund was in compliance in all material respects with these covenants. As of June 30, 2025, the outstanding aggregate drawn down amount under the Credit Facility was $11,850,000. During the fiscal period there were no repayments under the Credit Facility. The components of interest expense, average interest rates (i.e. base interest rate in effect plus the spread) and average outstanding balance for the Credit Facility for the fiscal period ended June 30, 2025 were as follows:

Stated interest expense	$7,047
Unused commitment fees	1,053
Amortization of deferred financing costs	1,662	*
Total interest expense	$9,762
Average interest rate	7.85%
Average borrowing	$8,400,000

*	The Fund is amortizing over a 364-day period, $151,710 of deferred financing costs ending June 30, 2025.

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

In the event the Fund defaults under a credit facility, the Fund’s business could be adversely affected as the Fund may be forced to sell a portion of its investments quickly and prematurely at prices that may be disadvantageous to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under the credit facility or such future borrowing facility, any of which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under a credit facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Notes to Financial Statements (continued)

11.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. For the fiscal period ended June 30, 2025, the Fund did not repurchase any shares.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. For many fixed income securities, market risk is significantly, but not necessarily exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a decrease in the value of investments in bonds and other debt securities, while a fall in rates typically causes an increase in value. Equity securities have experienced significantly more volatility in returns than fixed income

Notes to Financial Statements (continued)

securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in the risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable-rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

The Fund may invest in collateralized loan obligations (“CLOs”). The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust and serves to provide some measure of protection to the other, more senior tranches from defaults. A senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others. A CLO’s collateral manager may have discretion to manage the CLO’s portfolio, and the fees and expenses of the CLO may reduce the returns of certain CLO tranches.

The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than other loans made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan

Notes to Financial Statements (continued)

agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceed certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to private and middle-market companies involve risks that may not exist in the case of large, more established and/or publicly traded companies.

The Fund will make investments in private and middle-market companies, which involve a number of significant risks. The term “middle market” refers to companies with approximately $10 million to $100 million of EBITDA, which the Advisers believe is a useful proxy for cash flow although there may be other metrics to define “middle market.” Generally, little public information exists about these companies, and the Fund relies on the ability of the Advisers’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Advisers are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Fund may lose money on the Fund’s investments. Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their

Notes to Financial Statements (continued)

operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund’s realizing any guarantees the Fund may have obtained in connection with the Fund’s investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investment and, in turn, on the Fund. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. The Fund or the Advisers may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments.

The Fund may invest in unlisted business development companies (“BDCs”) and publicly traded BDCs. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in diverse industries such as healthcare, chemical and manufacturing, technology and service companies. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.

The Fund is also subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and

Notes to Financial Statements (continued)

volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Geopolitical and other events, such as tariffs and other trade barriers, war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, inflation, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, impact the ability to complete redemptions, and adversely impact Fund performance. For example, the effects to public health, business and market conditions resulting from the COVID-19 pandemic have had, and may in the future have, a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Notes to Financial Statements (concluded)

It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

As of June 30, 2025, the Fund had an individual shareholder owning approximately 70% of the Fund’s outstanding shares.

These factors, and others, can affect the Fund’s performance.

13.	RECENT ACCOUNTING PRONOUNCEMENT

In December 2023, FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740) (“ASU 2023-09”) Improvements to Income Tax Disclosures, which enhances income tax disclosures, including providing specific categories in the rate reconciliation and income taxes paid. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024; early adoption is permitted. The Fund does not expect the adoption of ASU 2023-09 to have a material impact to its financial statements.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	For the period ended June 30, 2025(a)
Class A Shares	Shares	Amount
Shares sold	14,492	$144,994
Reinvestment of distributions	24	238
Increase	14,516	$145,232
Class I Shares
Shares sold	10,672,401	$106,739,477
Reinvestment of distributions	33,191	332,351
Increase	10,705,592	$107,071,828
Class U Shares
Shares sold	1,000	$10,000
Increase	1,000	$10,000
(a)	Commenced on February 19, 2025.

15.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Flexible Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Flexible Income Fund (the “Fund”), including the schedule of investments, as of June 30, 2025, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period from February 19, 2025, commencement of operations, to June 30, 2025, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from February 19, 2025, commencement of operations, to June 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and counterparties; when replies were not received from counterparties, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

August 28, 2025

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Statement Regarding Basis for Approval of Investment Advisory Contract

At the initial organizational meeting for the Lord Abbett Flexible Income Fund (the “Fund”), the Board, including all of the Trustees who are not “interested persons” of the Fund or of Lord Abbett FIF Advisor LLC (“Lord Abbett”), as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett (the “Advisory Agreement”) and the sub-management agreement among the Fund, Apollo Credit Management, LLC (“Apollo”) and Lord Abbett (the “Sub-Advisory Agreement”). The Board reviewed and evaluated the written information that Lord Abbett and Apollo had presented for the Board’s review, as well as Lord Abbett’s and Apollo’s presentations during the meeting. Before making its decision as to the Fund, the Board had the opportunity to meet with their independent legal counsel and to ask questions of Lord Abbett and Apollo and request further information, taking into account its knowledge of Lord Abbett and Apollo gained through its meetings and discussions. The Independent Trustees also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received and reviewed by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and for certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics (the “expense peer group”); (2) information provided by Lord Abbett and Apollo on the estimated expense ratios, management fee rates, and other expense components for the Fund; and (3) information regarding the investment strategies and risks of the Fund and the personnel and other resources devoted by Lord Abbett and Apollo to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other funds advised by Lord Abbett or an affiliate, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by Lord Abbett under the Advisory Agreement.

Apollo’s Investment Management Services. In addition, the Board considered the sub-advisory services to be provided by Apollo to the Fund, including investment research, portfolio management, and trading, and Apollo’s commitment to compliance with all applicable legal requirements. The Board considered the investment advisory services provided by Apollo to other clients with investment strategies similar to that of the Fund, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other funds advised by Apollo, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by Apollo under the Sub-Advisory Agreement.

Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

Investment Performance. Because the Fund had not yet begun operations, the Board did not have any investment performance to review. The Board considered each of Lord Abbett’s and Apollo’s performance and reputation generally, as well Lord Abbett’s and Apollo’s track records managing funds with strategies similar to those of the Fund.

Personnel and Methods. The Board considered the qualifications of the Lord Abbett and Apollo personnel who would be providing investment management services to the Fund, in light of its investment objective and discipline, and other services to be provided to the Fund by Lord Abbett and/or Apollo. Among other things, the Board considered each of Lord Abbett’s and Apollo’s approach to: (i) staffing, including the size, experience, and turnover of their respective staff; (ii) implementing their investment methodology and philosophy; and (iii) recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services to be performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third-party service providers, including Apollo and the Fund’s transfer agent and custodian.

Expenses. The Board considered the estimated expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level and the management fee of the Fund related to those of the expense peer group and the amount and nature of the fees expected to be paid by shareholders. The Board observed that the estimated net expense ratio and the management fee rate of the Fund were each below the median of the expense peer group. The Board then reviewed and considered the sub-advisory fee that Lord Abbett will pay to Apollo under the Sub-Advisory Agreement and comparisons to other funds and accounts managed by Apollo, as discussed in Apollo’s response to the Board’s Section 15(c) information request. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Advisory Agreement and the Sub-Advisory Agreement, that the management fees paid by the Fund to Lord Abbett and the sub-advisory fees to be paid by Lord Abbett to Apollo were reasonable in light of all of the factors it considered, including the nature, quality and extent of services provided by each of Lord Abbett and Apollo.

Profitability. Because the Fund has not yet begun operations, the Board was not able to consider the level of Lord Abbett’s or Apollo’s profits in managing the Fund. The Board recognized that overall profitability was a factor in enabling each of Lord Abbett and Apollo to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Advisory Agreement and the Sub-Advisory Agreement that the overall profitability of each of Lord Abbett and Apollo, respectively, was not excessive.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund’s shareholders might benefit from such economies of scale. The Board concluded that the proposed management fee, as well as Lord Abbett’s and Apollo’s undertaking to enter into an expense limitation agreement with the Fund, adequately reflected any economies of scale in managing the Fund and provided a mechanism for the Fund’s shareholders to benefit from economies of scale.

Statement Regarding Basis for Approval of Investment Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) for services other than investment advisory services, such as the fee that Lord, Abbett & Co. LLC, an affiliate of Lord Abbett, will receive from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett and its affiliates’ investment advisory business apart from their registered fund business, and the intangible benefits expected to be enjoyed by Lord Abbett and its affiliates by virtue of their relationship with the Fund. The Board observed that the Distributor will receive Rule 12b-1 fees from certain share classes of the Fund as to shares held in accounts for which there is no other broker of record, that the Distributor may retain a portion of such Rule 12b-1 fees it receives, and that the Distributor receives a portion of the sales charges on sales and redemptions of some classes of shares of the Fund. In addition, the Board observed that Lord Abbett and its affiliates accrue certain benefits for their business of providing investment advice to clients other than the Fund, but that business could also benefit the Fund. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, may enter into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett may receive as a result of client brokerage transactions.

Alternative Arrangements. After considering all of the relevant factors described above, the Board, including the Independent Trustees, unanimously found that the approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the Advisory Agreement and Sub-Advisory Agreement. In considering whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Basic Information About Management

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years

Independent Trustees

John Shaffer (1966)	Chair and Trustee (since 2024)	Co-Head of the Americas’ Credit Sales at Goldman Sachs (2007–2014); Head of America’s Credit Sales at Merrill Lynch (2001–2006).	4	Advisory Council Member of Strategic Partners (2021–2023).

Lisa Shalett (1966)	Trustee (since 2024)	Managing Partner, Head of Strategic Innovation at Brookfield Asset Management (2018–2019); Partner at Goldman Sachs (2002–2015) and formerly other roles (1995–2002); and Co-Founder of Extraordinary Women on Boards (since 2021).	4	Currently Board member of PennyMac Financial Services (since 2020), MPower Partners (since 2021), and FTAC Emerald Acquisition Corp. (since 2021); Board member of AccuWeather (2019–2023); Board member of Bully Pulpit Interactive (2017–2022); and Board member of PerformLine (2015–2019).

Sharon French (1965)	Trustee (since 2025)	President and CEO of SunAmerica Asset Management, LLC and AIG Life & Retirement Funds (2019–2021).	4	Board member of BNY/Newton Investment Management (2021–Q4 2025); Board member of Seasons Series Trust (2019–2021); Board member of SunAmerica Series Trust (2019–2021).

Interested Trustee

Steven F. Rocco (1979)	Trustee; President; Chief Executive Officer (since 2024)	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and was formerly Associate Portfolio Manager, joined Lord Abbett in 2004.	4	None.

Basic Information About Management (continued)

Officers

No officer listed below has received compensation from the Fund. All officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 30 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years

Steven F. Rocco (1979)	President and Chief Executive Officer	Since inception	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and was formerly Associate Portfolio Managed, joined Lord Abbett in 2004.

Christian Corkery (1984)	Vice President and Assistant Secretary	2025	Counsel, joined Lord Abbett in 2025 and was formerly Senior Counsel at the U.S. Securities and Exchange Commission (2022–2025) and an Associate Counsel at Cohen & Steers, Inc. (2019–2022).

Christopher J. Costello (1973)	Vice President and Assistant Secretary	Since inception	Managing Director, Senior Counsel, joined Lord Abbett in 2024 and was formerly Counsel at Linklaters LLP (2023–2024) and Director & Associate General Counsel at Allianz Global Investors (2012–2021).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Since inception	Managing Director, Senior Counsel, joined Lord Abbett in 2018.

Brooke A. Fapohunda (1975)	Vice President, Secretary and Chief Legal Officer	Since inception	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2006.

Juliet M. Han (1988)	Vice President and Assistant Secretary	2025	Counsel, joined Lord Abbett in 2025 and was formerly Senior Counsel at the U.S. Securities and Exchange Commission (2020–2025) and an Associate at Willkie Farr & Gallagher LLP (2015–2019).

Basic Information About Management (concluded)

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Since inception	Managing Director, Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Since inception	Partner and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Kunjan Sheth (1982)	AML Compliance Officer	Since inception	Head of Distribution & Marketing Compliance, joined Lord Abbett in 2023 and was formerly a Compliance Manager at Invesco Distributors, Inc. (2018–2023).

Randolph A. Stuzin (1966)	Vice President and Assistant Secretary	Since inception	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Christine Y. Sun (1991)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2024 and was formerly an Associate at Willkie Farr & Gallagher LLP (2017–2024).

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name	Interest-related dividends
Flexible Income Fund	100%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Flexible Income Fund	LAFIF-2 (08/25)

(b) Not applicable.

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant has adopted a Sarbanes-Oxley Code of Ethics that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended 6/30/2025 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Sharon French, John Shaffer and Lisa Shalett. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended June 30, 2025 and 2024 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2025	2024
Audit Fees {a}	$85,000	- 0 -
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	85,000	- 0 -

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -

Total Fees	$85,000	- 0 -

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended June 30, 2025 and 2024 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended June 30, 2025 and 2024 were:

	Fiscal year ended:
	2025	2024
All Other Fees {a}	$260,000	$250,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended June 30, 2025 and 2024 were:

	Fiscal year ended:
	2025	2024
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.
(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7:	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10:	Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett FIF Advisor LLC (together with its affiliates, “Lord Abbett”) subject to the Board of Trustees’ general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 19(c).

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

As of the date of filing this Report:

Name	Since	Recent Professional Experience
Steven F. Rocco	Inception	Mr. Rocco, Co-Head of Taxable Fixed Income, joined Lord Abbett in 2004, and was named Partner in 2011. Prior to his current role, he served as Associate Portfolio Manager for the firm’s investment grade fixed income strategies. He has worked in the financial services industry since 2001. He earned a BA in economics from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Adam C. Castle	Inception	Mr. Castle joined Lord Abbett in 2015, and is a Portfolio Manager, and was named Partner in 2022. His previous experience includes serving as Vice President, Securitized Products Group at Credit Suisse; Assistant Vice President and Research Analyst, Securitized Assets at AllianceBernstein; and Analyst, Fixed Income Rotational Program at AllianceBernstein. He began his career in the financial services industry in 2008. He earned a BS from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Andrew H. O’Brien	Inception	Mr. O’Brien joined Lord Abbett in 1998, and is a Portfolio Manager, and was named Partner in 2008. Prior to his current role, he served in various roles on the taxable fixed income portfolio management team. He has worked in the financial services industry since 1998. He earned an AB in economics from Princeton University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Gregory H. Benz	2025	Mr. Benz joined Lord Abbett in 2016, and is a Portfolio Manager, and was named Managing Director in 2025. Prior to his current role, he served as an Associate Trader responsible for covering Investment Grade Credit for Lord Abbett’s Global Fixed Income Trading team. His previous experience includes serving as Emerging Market Corporate Debt Trader, Strategist and Emerging Market Trader/Portfolio Structure Analyst, and Cash Desk, US Treasury/IG Corporate Debt Trader at Payden & Rygel Investment Management. He has worked in the financial services industry since 2011. He earned a BA in economics from Occidental College and is a holder of the Chartered Financial Analyst® (CFA) designation.

Portfolio Managers with the Sub-Adviser
James Vanek	Inception	Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

Bret Leas	Inception	Mr. Leas is a Partner and the Co-Head of Apollo’s Asset-Backed Finance business. He concurrently serves as Managing Director and member of the Board of Directors of Redding Ridge Asset Management. Prior to joining Apollo in 2009, Mr. Leas was Director in the Credit Structuring Group at Barclays Capital with primary responsibility for the loan structuring and advisory team. Previously, he was an associate at Weil, Gotshal & Manges LLP, primarily focusing on asset-backed securities, CDOs and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a BA in History and received his JD cum laude from Georgetown University Law Center. He is the former Chairman of the board of directors of the Make-A-Wish Foundation of Metro New York and Western New York.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of June 30, 2025.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The

Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Steven F. Rocco	20	102,311.86	13	11,107.94	11	3,757.30
Adam C. Castle	13	74,699.60	7	10,724.67	0	0
Andrew H. O’Brien	15	98,585.41	8	11,236.23	24	3,375.69
Gregory Benz	5	52,740.78	0	0	0	0
James Vanek	4	25,919.00	7	11,699.00	10	4,798.00
Bret Leas	0	0	3	5,143.00	0	0

None of the registered investment companies, pooled investment vehicles or other accounts listed above are subject to an advisory fee that is based on the performance of the account.

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

(a)(3) Portfolio Manager Compensation

The discussion below describes the portfolio managers’ compensation as of June 30, 2025.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

(a)(4) Securities Ownership of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of June 30, 2025. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities*
Steven F. Rocco	$500,001 - $1,000,000
Adam C. Castle	$10,001 - $50,000
Andrew H. O’Brien	$50,001 - $100,000
Gregory Benz	$10,001 - $50,000
James Vanek	None
Bret Leas	None

*Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Portfolio Manager Changes Since Most Recent Annual Report

None.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15:	Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not participate in any securities lending activities during its most recently completed fiscal year.

(b)	Citibank, N.A. (“Citi”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and Citi.

Item 18:	Reward of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19:	Exhibits.
(a)(1)	The Lord Abbett Alternatives Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Not applicable.

(a)(3)	Certification of each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is provided as a part of EX-99.906CERT.
(c)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT FLEXIBLE INCOME FUND

By:	/s/Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 28, 2025

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: August 28, 2025